SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                  VITRIX, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                  VITRIX, INC.
                         51 WEST THIRD STREET, SUITE 310
                              TEMPE, ARIZONA 85281

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2002

To Our Stockholders:

     The 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Vitrix, Inc. (the "Company") will be held at 9:00 a.m., local time, on June 18, 2002, at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, AZ 85004, for the following purposes:

     1. To elect four (4) directors to the Board of Directors to serve for one year terms;

     2. To ratify the appointment of Semple & Cooper, LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2002; and

     3. To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company is presently aware of no other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on May 3, 2002, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the "Record Date"). Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2001 Annual Report to Stockholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement to all stockholders of record on the Record Date.

     Management cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote FOR approval of such proposals.


                                        By Order of the Board of Directors


                                        Todd P. Belfer
                                        Chairman of the Board
Tempe, Arizona
May 10, 2002

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IMPORTANT:  STOCKHOLDERS  ARE  ENCOURAGED TO COMPLETE,  SIGN,  DATE AND MAIL THE
ENCLOSED PROXY. A PRE-ADDRESSED ENVELOPE IS PROVIDED FOR THEIR CONVENIENCE. STOCKHOLDERS ARE ENCOURAGED TO VOTE REGARDLESS OF WHETHER OR NOT THEY ATTEND THE ANNUAL MEETING OF STOCKHOLDERS.
--------------------------------------------------------------------------------

                                  VITRIX, INC.
                         51 WEST THIRD STREET, SUITE 310
                              TEMPE, ARIZONA 85281

                                   ----------

                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 18, 2002

                                   ----------

     This Proxy Statement is being furnished to the stockholders of Vitrix, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company to be held on June 18, 2002, at 9:00 a.m., local time, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004. A copy of the Notice of the Annual Meeting accompanies this Proxy Statement.

                                     VOTING

     The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the Annual Meeting were mailed on or about May 10, 2002 to stockholders of record at the close of business on May 3, 2002 (the "Record Date").

     Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 9,070,828 shares of Common Stock, $.005 par value per share (the "Common Stock"), were issued and outstanding. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

     The Company's Bylaws provide that a majority of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, stockholders who own their shares in "street name" must obtain a special proxy card from their broker.

     If a stockholder signs and returns a proxy card, but does not give voting instructions and authority to vote is not specifically withheld, the shares represented by that proxy will be voted as recommended by the Board of Directors. If a stockholder has specified a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.

     The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of Semple & Cooper, LLP as the independent public accountants of the Company. However, if any other matters not described in the Proxy Statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote the shares represented by each proxy received by the Company. If the meeting is adjourned the shares represented by each proxy received by the Company may be voted by the proxies on the new meeting date as well, unless such proxy instructions are revoked prior to that time.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to the beneficial owners of the outstanding Common Stock. In addition to soliciting proxies by mail, proxies may be solicited by personal interview or telephone. A person giving the enclosed proxy has the power to revoke it at anytime before it is exercised by: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending a written notice of revocation to the Secretary of the Company at its corporate offices. The corporate offices of the Company are located at 51 West Third Street, Suite 310, Tempe, Arizona 85281 and its telephone number at that address is (480) 967-5800.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Company's Board of Directors currently consists of four (4) members. Each director elected will serve until his/her successor has been duly elected and qualified, or until his/her earlier resignation or removal. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected to the Board of Directors. The Board of Directors recommends that Thomas
S. Bednarik, Todd P. Belfer, Lise M. Lambert, and Robert W. Zimmerman be elected directors, to serve until the annual meeting of stockholders in 2003. All of the nominees are currently serving as Directors of the Company.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors. Following is certain biographical information, as of April 15, 2002, with respect to the members of and nominees to the Board of Directors. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

     THOMAS S. BEDNARIK, age 51, has served as President, Chief Executive Officer and a director of the Company since February 2000. From April 1998 to February 2000, Mr. Bednarik served as Vice President of Sales and Support at NetPro Computing, Inc. Mr. Bednarik has 28 years of executive and sales management experience in the information technology industry and has served in various executive management capacities, including Chief Executive Officer, President and Executive Vice President, with firms such as Idea Corporation, Decision Data, Alcatel Information Systems and ITT Corporation.

     TODD P. BELFER, age 33, has served as a director of the Company since March 1999 and Chairman of the Board of Directors since November 1999. Mr. Belfer also served as Chairman of the Board of Directors of Time America, Inc. (previously Vitrix Incorporated) from April 1996 until March 1999. Mr. Belfer also is currently serving as President and Chairman of the Board of M.D. Labs, Incorporated, a private Arizona-based company, where he has been employed since February 1994. Mr. Belfer also co-founded Employee Solutions, Inc. in May 1990, and served as its Executive Vice-President and as a director from 1991 to 1996. Mr. Belfer earned a Bachelor of Science in Finance and Economics from the University of Arizona in 1989.

     LISE M. LAMBERT, age 44, has served as a director of the Company since April 1999 and as director of Time America, Inc. (previously Vitrix Incorporated) from January 1998 to March 1999. Ms. Lambert is President of Relevant, Inc., a consulting company that serves the computer software industry. Ms. Lambert has been employed by Relevant, Inc. since 1996. In 1986, Ms. Lambert co-founded Mastersoft, Inc., where she served as Vice-President of Marketing from 1986 to 1990 and Senior Vice-President of Sales from 1990 to 1995. Ms. Lambert has held various sales and management positions, including Product Line

Manager at MicroAge, Inc. in Tempe Arizona, and currently serves as director for OutBack Resource Group. Ms. Lambert earned a Bachelor of Arts degrees in education and music, and a Masters degree in deafness and audiology from Smith College.

     ROBERT W. ZIMMERMAN, age 49, has served as a director of the Company since March 2001. Mr. Zimmerman is a co-managing shareholder and attorney for Mallery & Zimmerman, S.C., a general practice law firm based in Wisconsin. Mr. Zimmerman graduated from Marquette University in 1974 with majors in Accounting and Finance and from Marquette University Law School in 1977. After law school Mr. Zimmerman worked in the Milwaukee office of Arthur Andersen & Co. in the tax department and received his Wisconsin CPA certificate.

VOTE REQUIRED

     Approval of the election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote. Your Directors recommend a vote FOR the election of the four nominees under Proposal No. 1. The Board of Directors intends to vote its proxies for the election of its nominees, for a term to expire at the next Annual Meeting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2001, the Board of Directors of the Company met or acted by written consent on thirteen occasions. Each of the Company's Directors attended more than 75% of the meetings of the Board of Directors.

     The Audit Committee, which is currently comprised of Messrs. Belfer and Zimmerman and Ms. Lambert, is responsible for reviewing and making recommendations to the Board concerning the selection of outside auditors, the annual audit of the Company's financial statements and the Company's internal accounting controls, practices and policies. The Audit Committee met on one occasion during the fiscal year ended June 30, 2001.

     The Compensation Committee, which is currently comprised of Messrs. Belfer, Zimmerman and Lambert, makes recommendations to the Board of Directors regarding option grants and addresses matters relating to executive compensation. The Compensation Committee met on three occasions during the fiscal year ended June 30, 2001.

     The Company's Board of Directors does not maintain a standing nominating committee or other committees performing similar functions.

DIRECTOR COMPENSATION AND EMPLOYMENT AGREEMENTS

     During fiscal 2001, the Company's non-employee directors received no compensation for their services to the Company, but were reimbursed for reasonable expenses incurred in connection with attendance at each meeting of the Board of Directors.

     The Company granted options to purchase 25,000 shares of Common Stock to each of Todd P. Belfer and Lise M. Lambert and options to purchase 15,000 shares of Common Stock to Robert W. Zimmerman in connection with their service on the Board of Directors. Each of these options were granted at the fair market value of the Common Stock on the grant date.

     Each of the executive officers of the Company serve at the discretion of the Company's Board of Directors.

     As of February 15, 2000, the Board of Directors approved the terms of Mr. Bednarik's at-will employment with the Company for services as its President and Chief Executive Officer. Under the terms of a letter agreement, dated as of February 17, 2000, Mr. Bednarik receives a base salary of $115,000, which was adjusted to $130,000 effective April 2001. Mr. Bednarik is also entitled to receive quarterly and annual bonus payments payable in cash based on the Company's achievement of certain revenue targets for such periods. Mr. Bednarik received cash bonuses in the amounts of $12,704 and $5,000 during the fiscal years ended June 30, 2001 and 2000, respectively.

     Mr. Bednarik is also entitled to participate in the Company's medical and dental plans, with the Company paying 50% of the cost of the medical coverage for Mr. Bednarik's family. Under the terms of the letter agreement, a portion of Mr. Bednarik's unvested options become immediately vested in the event he is terminated without cause (as defined in his Option Agreement with the Company). In the event the Company is acquired or merged into another company, any unvested options will become automatically vested.

OTHER EXECUTIVE OFFICERS

     Following is biographical information regarding the Company's executive officers who are not also directors:

     CRAIG J. SMITH, CPA, age 32, has served as the Company's Vice President of Finance and Administration and Chief Financial Officer since April 1999. From 1998 to 1999, Mr. Smith served as Controller of Pacific Numerix Corporation. From 1993 to 1998, he served as an Audit Manager of Semple & Cooper LLP. Mr. Smith earned his maters in business administration from Arizona State University in 2000 and a Bachelor of Science degree in finance and accounting from Minnesota State University-Mankato in 1992.

     JAMES MARTIN, age 39, has served as Vice President of Sales for the Company since March, 2001. Mr. Martin co-founded Time America, Inc. (merged with Vitrix in March 2001) in 1988 and served as Vice President of Sales from October 1999 to March 2001. Mr. Martin graduated from DeVry Institute in 1985.

           PROPOSAL NO. 2 --- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has selected Semple & Cooper, LLP ("Semple & Cooper") as the Company's independent public accountants for the fiscal year ending June 30, 2002, and recommends that the shareholders vote for ratification of such appointment. Shareholder ratification of the selection of Semple & Cooper as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Semple & Cooper for shareholder ratification as a matter of good corporate practice. Semple & Cooper has audited the Company's financial statements since fiscal year 2001. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders. A representative of Semple & Cooper is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

VOTE REQUIRED

     Assuming a quorum is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the proposed ratification of the appointment of Semple & Cooper.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation to the Company's Chief Executive Officer (the "Named Officer") for services rendered to the Company for each of the fiscal years ended June 30, 2001, 2000 and 1999. The Company did not have any other executive officers whose total annual salary and bonus exceeded $100,000 for the periods presented.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                   --------------------------------------   ----------------------
                                                                                    AWARDS
                                                                             ---------------------
       NAME AND                                              OTHER ANNUAL    SECURITIES UNDERLYING
  PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   COMPENSATION($)      OPTIONS/SARS (#)
  ------------------         ----   ---------   --------   ---------------   ---------------------
Thomas S. Bednarik(1)        2001    $118,750   $ 12,704         -0-                325,000(2)
  President and              2000    $ 39,531   $  5,000         -0-                100,000(2)
  Chief Executive Officer    1999         N/A        N/A         N/A                    N/A

----------
(1) Mr. Bednarik was appointed President and Chief Executive Officer of the Company effective February 17, 2000. Had Mr. Bednarik been with the Company for the entire fiscal year 2000 his annual base salary would have been $115,000. Pursuant to the terms of a letter agreement, dated February 17, 2000, between Mr. Bednarik and the Company, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's Common Stock at a per share exercise price of $9.40. Pursuant to the terms of an Incentive Stock Option Agreement dated August 22, 2000, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's Common Stock at a per share exercise price of $3.40. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated April 17, 2001, Mr. Bednarik was granted options to purchase 225,000 shares of the Company's Common Stock at a per share exercise price of $0.40.

OPTION GRANTS

     The following table sets forth information concerning individual grants of stock options made to the Named Officer during the fiscal year ended June 30, 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                         --------------------------------------------------------------------------------
                                                                                 POTENTIAL REALIZED VALUE
                                                                                   AT ASSUMED RATES OF
                           NUMBER OF      % OF TOTAL                                ANNUAL STOCK PRICE
                          SECURITIES     OPTIONS/SARS                                APPRECIATION FOR
                          UNDERLYING      GRANTED TO    EXERCISE                      OPTION TERM (2)
      NAME AND           OPTIONS/SARS    EMPLOYEES IN     PRICE     EXPIRATION    ----------------------
 PRINCIPAL POSITION      GRANTED(#)(1)    FISCAL YEAR     ($/SH)       DATE         5%($)        10%($)
 ------------------      -------------    -----------     ------      -------     --------      --------
Thomas S. Bednarik,         100,000           16%          $3.40      08/2010     $215,000      $540,000
  President and Chief       225,000           36%          $0.40      04/2011     $ 55,000      $145,000
  Executive Officer

----------
(1) Pursuant to the terms of an Incentive Stock Option Agreement dated August 22, 2000, Mr. Bednarik was granted options to purchase 100,000 shares of the Company's Common Stock at a per share exercise price of $3.40. Pursuant to the terms of a Nonstatutory Stock Option Agreement dated April 17, 2001, Mr. Bednarik was granted options to purchase 225,000 shares of the Company's Common Stock at a per share exercise price of $0.40. The options granted become exercisable as follows: 25% on the first anniversary of the date of grant and 25% on each one year anniversary thereafter.
(2) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% or 10% compounded annually from the date the options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended June 30, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 15, 2002, concerning the beneficial ownership of shares of Common Stock of the Company by
(i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each Director; (iii) the Named Officer; and (iv) all Directors and executive officers of the Company as a group. To the knowledge of the Company, all persons listed in the table have sole voting and investment power with respect to their shares, except to the extent that authority is shared with their respective spouse under applicable law.

                                                   SHARES BENEFICIALLY OWNED (1)
NAME AND ADDRESS OF                                -----------------------------
BENEFICIAL OWNER(2)                                 NUMBER               PERCENT
-------------------                                ---------             -------
Thomas S. Bednarik                                   175,000(3)            1.9
Todd P. Belfer                                       796,823(4)            8.8
Lise M. Lambert                                       62,483(5)             *
Robert W. Zimmerman                                  105,175               1.2
Craig J. Smith                                        36,994(6)             *
All directors and Named
  Officer as a group                               1,176,475              13.0
Joseph L. Simek                                    3,860,627              43.1
Circle F Ventures                                  1,022,500(7)           11.1

----------
*    Less than 1%.
(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 9,070,828 shares of Common Stock outstanding as of April 15, 2002.
(2) The address of each of the beneficial owners is c/o Vitrix, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281
(3) Includes (i) 50,000 shares of Common Stock which are subject to unexercised options that were exercisable on September 1, 2001, or within 60 days thereafter, and (ii) 6,250 shares of Common Stock issuable upon exercise of warrants issued in the Company's February 2000 private placement.
(4) Includes (i) 10,000 shares of Common Stock which are subject to unexercised options that were exercisable on April 15, 2002, or within 60 days thereafter, and (ii) 9,220 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 and February 2000 private placements.
(5) Includes (i) 25,969 shares of Common Stock which are subject to unexercised options that were exercisable on April 15, 2002, or within 60 days thereafter, and (ii) 2,320 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 placement.
(6) Includes (i) 8,994 shares of Common Stock which are subject to unexercised options that were exercisable on April 15, 2002, or within 60 days thereafter, and (ii) 1,000 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 private placement.
(7) Includes 147,500 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 private placement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as set forth below, the Company did not have any transactions during fiscal 2001 with any director, director nominee, executive officer, security holder known to the Company to own of record or beneficially more than 5% of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

     On March 31, 2001, the Company borrowed $400,000 from Joseph L. Simek, a significant stockholder of the Company. The loan bears interest at an annual rate of prime plus one percent (1%) and is secured by all of the Company's assets. Principal and interest payments of approximately $8,500 are due monthly, with the outstanding principal balance due on October 1, 2003. On November 2, 2001, Mr. Simek agreed to provide the Company with a $200,000 line of credit, which is also secured by all of the Company's assets. Borrowings under the line of credit bear interest at an annual rate of 10%. The line of credit has a maturity date of December 31, 2002. At April 15, 2002, $372,828 was outstanding under the $400,000 loan and no balance was outstanding under the line of credit.

     On September 4, 2001, the Company borrowed $500,000 from Francis Simek, the spouse of Mr. Simek. This loan bears interest at an annual rate of 10% and is secured by all of the Company's assets. Principal and interest payments of $6,600 are due and payable monthly over a 60-month period. At April 15, 2002, $482,043 was outstanding under this loan.

     In April 2001, the Company issued promissory notes in the aggregate principal amount of $375,000 to certain third parties, including $25,000 from Thomas S. Bednarik and $150,000 from Todd P. Belfer, who are each members of the Company's Board of Directors, and $150,000 from Francis Simek, the spouse of Mr. Simek. These notes accrued interest at an annual rate of 18%, with interest only payable monthly until November 2001, followed by twelve monthly principal and interest payments of $34,380 through October 2002. The notes were repaid on September 4, 2001.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the Company's auditors information relating to the auditors' judgments about the quality of the Company's accounting principles, recommending to the Board of Directors that the Company include the audited financials in its Annual Report on Form 10-KSB and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities.

REVIEW OF AUDITED FINANCIAL STATEMENTS

     The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended June 30, 2001, as prepared by Semple & Cooper, LLP, the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with Semple & Cooper the matters required to be discussed by Statement of Auditing Standard 61 regarding the codification of statements on auditing standards. Furthermore, the

Audit Committee has received the written disclosures and the letter from Semple & Cooper required by the Independence Standards Board Standard No. 1 and has discussed with Semple & Cooper its independence.

RECOMMENDATION

     Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2001 be filed with the Company's annual report on Form 10-KSB.

                                        RESPECTFULLY SUBMITTED,

                                        Todd P. Belfer
                                        Robert W. Zimmerman
                                        Lise M. Lambert

DISCLOSURE OF AUDIT AND NON-AUDIT FEES

AUDIT FEES

     The aggregate fees billed by Semple & Cooper LLP and BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year were approximately $22,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During fiscal 2001, the Company did not engage its independent public accountants to perform financial information systems design and implementation.

ALL OTHER FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

     During fiscal 2001, all other fees of the Company's independent public accountants amounted to approximately $25,000, which primarily consisted of audit related fees of $22,000 and other fees of $3,000. Audit related fees generally include statutory audits of subsidiaries, benefit plan audits, acquisition due diligence, accounting consultation, various attest services under professional standards, assistance with registration statements, comfort letters and consents. Other fees were primarily tax services.

     The Audit Committee of the Board of Directors considered whether the provision of non-audit services is consistent with maintaining the auditor's independence.

                                  OTHER MATTERS

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended June 30, 2001, is enclosed herewith.

     The 2001 Annual Report of the Company, which was mailed to shareholders with this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered part of these proxy soliciting materials.

     The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-KSB for the fiscal year ended June 30, 2001, as filed with the Commission. Any Exhibits listed in the Form 10-KSB also will be furnished upon request at the Company's expense. Any such request should be directed to the Company's Secretary at the Company's executive offices at 51 West Third Street, Suite 310, Tempe, Arizona 85281.

VOTING BY PROXY

     In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to attend. Any shareholder may, without affecting any vote previously taken, revoke a written proxy by giving notice of revocation to the Company in writing or by executing and delivering to the Company a later dated proxy.

SHAREHOLDER PROPOSALS FOR ACTION AT THE COMPANY'S NEXT ANNUAL MEETING

     Any shareholder who wishes to present any proposal for shareholder action at the next Annual Meeting of Shareholders to be held in 2003, must be received by the Company's Secretary, at the Company's offices, not later than January 10, 2003, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Vitrix, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281. If a shareholder proposal is introduced at the 2003 Annual Meeting of Shareholders without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before March 26, 2003, as required by SEC Rule 14(a)-4(c)(1), of the intent to raise such proposal at the Annual Meeting of Shareholders, then proxies received by the Company for the 2003 Annual Meeting will be voted by the persons named in such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                                        By Order of the Board of Directors


                                        Todd P. Belfer,
                                        Chairman of the Board
Tempe, Arizona
May 10, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               VITRIX, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Vitrix, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice and Proxy Statement For Annual Meeting of Stockholders dated May 10, 2002, and hereby appoints Thomas S. Bednarik or Craig J. Smith, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 on June 18, 2002 at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. ELECTION OF DIRECTORS: [ ] FOR all nominees listed below (except as marked to the contrary below):

     Thomas S. Bednarik   Robert W. Zimmerman   Todd P. Belfer   Lise M. Lambert

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     ___________________________________________________________________________

2. PROPOSAL NO. 2 - RATIFICATION OF THE SELECTION OF SEMPLE & COOPER, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR ITS 2002 FISCAL YEAR.

     [ ] FOR             [ ] AGAINST           [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, FOR PROPOSAL NO. 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: _____________ ___, 2002     Please sign  exactly as your name  appears on
                                   the front of this proxy card. When shares are
                                   held in  common  or in  joint  tenancy,  both
                                   should  sign.  When  signing as an  attorney,
                                   executor, administrator, trustee or guardian,
                                   please   give  full  title  as  such.   If  a
                                   corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                   SIGNATURES:

                                   _____________________________________________

                                   _____________________________________________